SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 1, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement.  The Board of
Directors of Hancock Holding Company has adopted Amendment No. 1 to the Company's Executive Deferred Compensation Plan (the "Plan") and has acted to amend the Executive Supplemental Reimbursement Plan.  This Amendment was
adopted in conformance with the American Jobs Creation Act of 2004, and became effective January 1, 2005.

     Under the amendment, executive officers, managers and other key employees of the Registrant and its affiliates who satisfy certain eligibility requirements may make annual irrevocable elections to defer base salary and/or bonus payments.  Deferred amounts are credited to a bookkeeping account and periodically adjusted to reflect income, gains and losses.

     The amendment provides that each participant will receive a distribution of the amount credited to his or her account six months after employment ceases, for any reason; payment will be made in the form of a single sum.  Each participant can elect to postpone the time of distribution and/or to receive benefits in the form of installment payments, subject to limitations imposed under the plan and applicable law.

Item 9.01.  Financial Statements and Exhibits.

             (c)  Exhibits.

                      99.1   Amendment No. 1 to the Hancock Holding Company
                             Executive Deferred Compensation Plan, effective
                             January 1, 2005

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 05, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

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                                Exhibit 99.1 to Hancock Holding Company Form 8-K

                                              HANCOCK HOLDING COMPANY
                                        EXECUTIVE DEFERRED COMPENSATION PLAN

                                               AMENDMENT NO. 1
                          (Elective Deferral of Base Compensation or Bonus)

         Whereas,  Hancock  Holding  Company,  a  corporation  organized  and  existing  under  the laws of State of
Mississippi  (the "Company"), first adopted the Executive Deferred Compensation Plan effective as of May 1, 2003 (the "Plan");

         Whereas,  the Company now desires to amend the Plan to provide for the  elective  deferral of certain  items of compensation, and the Board of Directors of the Company has authorized such amendment;

          Now,  Therefore,  the Plan shall be amended,  by the inclusion of the following  Article XII to the Plan, such amendment to be effective as of January 1, 2005 (the "Effective Date").

                                                 ARTICLE XII
                                             DEFERRAL OF COMPENSATION

                  12.1      Definitions.  Capitalized  terms used in this  Article XII shall have the  meanings  ascribed to them below,  unless otherwise defined in the Plan.

         a.       Bonus means an amount payable to a Participant under a separate plan,  policy,  or program  maintained by the Company or an Affiliate.  Incentive Bonus means a Bonus that satisfies the  requirements  imposed under Code Section 409A and is designated as such by the Committee (or its designee).

         b.       Base  Compensation  means the base salary and any commission paid by the Company or an Affiliate to a
                  Participant for services to be rendered during a calendar year, but determined  before reduction for compensation deferred pursuant to this Plan or any other plan of deferred  compensation  maintained  by the Company or an
                  Affiliate,  including any such  plan  maintained  in  accordance  with  Code  Section  401(k)  or Code  Section
                  125.  For this  purpose,  Base Compensation  shall not include the amount of any long-term  disability benefit or any form of retirement or deferred compensation  payment distributed from a plan or arrangement sponsored by the Company or an Affiliate or any form of severance benefit paid by the Company or an Affiliate.

         c.       Compensation  Deferral  Account means the  bookkeeping  account  established by the Company that is credited with the amount of any Bonus or Base Compensation deferred hereunder on or after the Effective Date.

         d.       Initial  Benefit  Commencement  Date means the first  business day of the calendar  month that is at least six months after a Participant's employment with the Company and its Affiliates ceases.

                 12.2    Deferral of Base Compensation.  Subject to any limitations  imposed under Section 12.5 hereof, a
Participant shall be entitled to elect to defer his or her Base Compensation in accordance with the following rules:

         a.       During the 30-day period  immediately  following  receipt of an initial notice of  participation  in accordance with Article III  hereof;  such  election  shall be  effective  with  respect to Base  Compensation  payable for services performed after such election is received and accepted by the Committee;

         b.       During the 30-day period  immediately  preceding the first day of each Plan Year (or such shorter period permitted by the  Committee);  such election shall be effective with respect to Base  Compensation  payable for services  rendered during such Plan Year; and

         c.       On or before December 31, 2004, with respect to Base Compensation payable on or after the Effective Date.

         12.3     Deferral of Bonus.        Subject to any  limitation  imposed  under  Section 12.5  hereof,  a
Participant  shall be entitled to elect to defer his or her Bonus, subject to the following rules:

         a.       Subject to the  approval of the  Committee,  during the 30-day  period  immediately  following  receipt of an initial notice of participation in accordance with Article III hereof; or

         b.       At the time  prescribed  under  Section 12.2c hereof with respect to any Bonus payable for services to be rendered in 2005 or Section 12.2b with respect to any Bonus payable thereafter.

As to an Incentive  Bonus,  a Participant  shall be entitled to elect to defer up to 100% of such Bonus not later than the date that is at least six months  prior to the date on which the  performance  or similar  period  applicable  to such Bonus  expires or during such other election period as may be designated by the Committee.

         12.4      Form of Deferral Election.   An election to defer Base Compensation or Bonus hereunder shall be made, in writing,  and shall be irrevocable  during the Plan Year with respect to which the election  relates or such other period as may be designated by the Committee.

         12.5      Authority of the Committee.   The Committee,  in its discretion,  shall  designate the forms of remuneration  that are eligible for deferral  hereunder,  may limit the amount of Base  Compensation or Bonus subject to deferral hereunder,  may prescribe a minimum  deferral  amount,  may designate  additional  forms of remuneration  for deferral under the
Plan, may permit multiple  Benefit Commencement  Dates or forms of payment with respect to amounts  deferred  hereunder,  and may adopt such additional  procedures as the Committee deems necessary or appropriate.

         12.6     Payment Procedures.  Unless a Participant completes a Schedule A in accordance with the provisions of
Section 12.10 hereof and such election becomes effective, his or her  Compensation  Deferral  Account  shall be  distributed  in the form of a  single-sum  payment as of his or her Initial Benefit Commencement Date.

         12.7      Alternative  Forms of  Distribution.  A  Participant  shall be entitled  to elect to receive his or her
Compensation Deferral Account in the form of substantially  equal annual installment  payments for a period designated by such
Participant,  but not in excess of ten consecutive  years; such installments  shall commence as of the Participant's  Benefit
Commencement Date and shall be paid on the first  business day of each  February  thereafter.  Any such election  shall be subject to the  provisions of Section 12.10 hereof.

         The amount of each annual  installment  shall equal the value of the  Participant's  Compensation  Deferral  Account as of
the Annual Determination Date that coincides with or immediately  precedes the payment date,  multiplied by a fraction (i) the numerator of which is one,  and (ii) the  denominator  of which is the number of annual  installments  then  remaining  to be paid pursuant  to the Participant's  election.  During the  installment  period,  the  Participant's  Compensation  Deferral  Account shall be credited with income, gain, or loss in accordance with the provisions of Article V hereof. To facilitate  installment distribution  hereunder,  each Participant's deemed investments, if any, shall be liquidated on a pro rata basis, unless the
Committee provides otherwise.

         12.8      Alternative  Benefit  Commencement  Date. A Participant shall be entitled to designate a Benefit
Commencement  Date, subject to the provisions of Section 12.10 hereof.  Any such  designation  shall apply to the aggregate  amount credited to his or her Compensation Deferral Account.

         12.9     Final Bonus  Deferral.  If a Participant  has elected to defer his or her Bonus with respect to the year in which his or her Benefit  Commencement  Date occurs,  the principal  amount of such Bonus shall be (i) paid in the form of a single-sum as of the Determination  Date  that  coincides  with or  immediately  follows  the  date on which  the  Bonus is credited  to the  Participant's Compensation  Deferral  Account  hereunder,  or (ii) added to such  Participant's  Compensation
Deferral  Account and  administered in accordance with Section 12.7 hereof.

         12.10    Schedule A.  A  Participant  shall be entitled to modify the time and/or  manner of payment  prescribed under Section 12.6 hereof, from time to time, subject to the following:

         a.       Any such  modification  shall be effective no earlier than 12 months  following  the date on which it is received and accepted by the Committee;

         b.       Any such modification shall designate a Benefit  Commencement Date that is not less than five years after the
                  Benefit Commencement Date then in effect;

         c.       If any  such  schedule  modifies  a  Benefit  Commencement  Date  previously  designated  by such  Participant, such modification shall be made not less than 12 months after the Benefit Commencement Date then in effect; and

         d.       Except as may be permitted  under  Section  12.12  hereof,  any such  election as to the manner of payment shall not result in the acceleration of payments hereunder.

         12.11    Small  Benefit.  If the  aggregate  value of a  Participant's  Compensation  Deferral  Account  is
$10,000  or less, determined as of such Participant's  Initial Benefit  Commencement Date, the Committee shall distribute such amount to such Participant in the form of a single-sum payment as of such date.

         12.12    Disability  and Change in Control  Withdrawals.  Notwithstanding  any  provision  of the Plan to the contrary,  each Participant  shall designate on Schedule A hereto whether the amount  allocated to his or her  Compensation
Deferral  Account shall be subject to  withdrawal  on account of a Disability or the  occurrence  of a Change in Control.  Any such election  shall be made at the time participation hereunder commences and shall be irrevocable, unless amendment is otherwise permitted under Section 12.13 hereof.

         12.13    Amendment.  Notwithstanding any provision of the Plan to the contrary,  the Committee shall be empowered to take such action as it may deem  necessary or  appropriate  to ensure that amounts  credited to a  Participant's  Compensation
Deferral  Account hereunder  are not  subject  to federal  income  taxation  until  withdrawn  or  distributed  or to ensure  that this  Amendment  No. 1 constitutes  a plan of deferred  compensation  within the meaning of Code Section  409A.  Any such amendment or other action shall not require the consent of a Participant or Beneficiary hereunder.

         12.14   Construction.  To the extent required to ensure that amounts credited under the Executive Deferred
Compensation Plan prior to the Effective Date may be exempted from the  application of Code Section 409A,  this Amendment No. 1, including the provisions of the Plan  necessary to administer the deferral and payment of Base  Compensation  and Bonus  hereunder, which  provisions  shall be deemed incorporated herein by this reference,  shall be deemed to constitute a separate plan of deferred compensation,  first effective as of the  Effective  Date.  The  Committee  shall be  empowered  to take such action as may be  necessary  or  appropriate  to further evidence such separate arrangement.

       THIS  AMENDMENT  NO. 1 was  approved by the Board of  Directors  of Hancock  Holding  Company on  December 22,  2004,
to be effective as of the date first set forth above.

                                                              HANCOCK HOLDING COMPANY

                                                              By: /s/ Carl J. Chaney
                                                                 -------------------------------------

                                                              Its: EVP & CFO
                                                                 -------------------------------------